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                                                                   EXHIBIT 10.9



                                THIRD AMENDMENT
                                       TO
                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                                    BETWEEN
                              MARINER ENERGY, INC.
                                      AND
                               WILLIAM HUNT HODGE


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Third Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and WILLIAM HUNT HODGE ("Employee").

                             W I T N E S S E T H :

         WHEREAS, (i) the Company and Employee entered into that certain Amended and Restated Employment Agreement dated effective as of June 27, 1996 (the "Original Employment Agreement"), and (ii) the Original Employment Agreement was amended pursuant to (A) that certain First Amendment to Amended and Restated Employment Agreement executed as of March 18, 1997 (the "First Amendment"), by and between the Company and Employee, and (B) that certain Second Amendment to Amended and Restated Employment Agreement effective as of January 1, 1998 (the "Second Amendment"), by and between the Company and Employee (the Original Employment Agreement as amended by the First Amendment and the Second Amendment is referred to herein as the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to further amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

               "2.      Term.

                  The term of employment shall be for a term of four and one-half (4 1/2) years beginning on the Effective Date, subject, however, to the provisions of paragraph 3."

         2.    The Employment Agreement is hereby amended to add a new paragraph
9.8 which reads in its entirety as follows:


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         "9.8     Substitution of Other Incentive Compensation.

         9.8.1 Notwithstanding anything contained herein to the contrary, but subject to the provisions of this paragraph 9.8, if:

                  (a) the Board of Directors of the Company approves an incentive compensation program providing for annual incentive compensation and long-term, equity-based incentive compensation (through, for example and not for purposes of limitation, the use of stock options) (the "New Program"), and

                  (b) a majority of the "Executives" (as defined in paragraph 9.8.3) have each entered into one or more written agreements with the Company (including, but not limited to, a written amendment to and/or restatement of an existing written employment agreement) (such agreements entered into by such majority of the Executives being collectively referred to herein as the "Executive Amendments") providing for:

                           (i) such Executive's participation in the New Program; and

                           (ii) termination of such Executive's future participation in incentive compensation in the form of assignments of overriding oil and gas royalty interests ("ORRI Incentive Compensation"), and

                  (c) the Company has offered Employee the opportunity to participate in the New Program on a basis at least as favorable as the most favorable participation provided to other participants in the New Program who are or were in the same position within the same grade level as Employee at any time during the period beginning 90 days before the "Triggering Date" (as hereinafter defined) and ending on the date Employee and the Company enter into the "Amendment" (as hereinafter defined) (participation in the New Program that is offered to Employee and satisfies the terms of this clause (c) is referred to herein as "Qualifying Participation");

                  then Employee and the Company shall enter into a written amendment to this Agreement (the "Amendment") which:

                  (x) shall provide for Employee's participation in the New Program on a basis no less favorable than the Qualifying Participation;

                  (y) shall provide for the termination of Employee's participation in the incentive compensation program described in this paragraph 9 for periods after a date (the "Termination Date") that is no earlier than the latest date (the "Triggering Date") on which any of the Executives terminated his participation in ORRI Incentive Compensation under the Executive Amendments; and


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                  (z)      except as otherwise provided in clauses (x) and (y)
                           of this sentence, shall otherwise be in
                           substantially the same form, and contain substantially the same terms and conditions, as the Executive Amendments.

         9.8.2 For purposes of clause (y) of paragraph 9.8.1, the Company and Employee acknowledge and agree that under the Amendment,
                  (i) Employee will be entitled under this paragraph 9 to receive an Overriding Royalty Interest equal to an undivided percentage (as specified in paragraph 9.2.1 of this Agreement) of the Company's Working Interest in each well on any Prospect acquired, or deemed to have been acquired under this paragraph 9, by the Company on or before the Termination Date, and the lease or leases allocated thereto (collectively, the "Earned ORIs"), (ii) Employee will not be entitled to receive any Overriding Royalty Interest or other interest in or benefits with respect to any Prospect or Prospects acquired, or deemed to have been acquired under this paragraph 9, by the Company after the Termination Date, or in the lease or leases allocated thereto, and (iii) the provisions of this Agreement that state they survive, by their terms survive, or are otherwise designed to survive the Termination Date and/or the termination of Employee's participation in the incentive compensation program described in this paragraph 9, and the respective rights and obligations of the Company and Employee under such provisions with respect to the Existing ORIs in the Existing Prospects and the Earned ORIs, shall survive the Termination Date and/or such termination of Employee's participation in the incentive compensation program described in this paragraph 9 for the period or periods provided for in this Agreement.

         9.8.3 For purposes of this paragraph 9.8, the term "Executives" means the following employees of the Company: Robert E. Henderson, Richard R. Clark, Michael W. Strickler and Frank
                  A. Pici; provided, however, that the term "Executives" shall not include any such individual to the extent he is no longer an employee of the Company at the time the Company has offered Qualifying Participation to Employee; provided further, however, that if all of such individuals have ceased to be an employee of the Company prior to the time the Company has offered Qualifying Participation to Employee, then Employee shall have no obligation whatsoever (whether under this Paragraph 9.8 or otherwise) to enter into the Amendment.

         9.8.4 For purposes of clause (b) of paragraph 9.8.1, the phrase "a majority of the Executives" shall have the following meaning, as applicable:

                  (a) if there are four (4) Executives employed by the Company at the time the Company offers Qualifying Participation to Employee, the phrase "a majority of the Executives" shall mean three (3) of the Executives;

                  (b) if there are three (3) Executives employed by the Company at the time the Company offers Qualifying Participation to Employee, the phrase "a majority of the Executives" shall mean two (2) of the Executives;


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                  (c)      if there are two (2) Executives employed by the
                           Company at the time the Company offers Qualifying Participation to Employee, the phrase "a majority of the Executives" shall mean all of the Executives; and

                  (d) if there is one (1) Executive employed by the Company at the time the Company offers Qualifying Participation to Employee, the phrase "a majority of the Executives" shall mean such Executive."

3. All references to "this Agreement" contained in the Employment Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this Third Amendment.

4. This Third Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

5. Except as amended by this Third Amendment, the Employment Agreement shall remain in full force and effect.

6. This Third Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the Company and Employee have executed this Third Amendment to be effective as December 27, 1998.


Acknowledged by:                             MARINER ENERGY, INC.



/s/ Christopher E. Lindsey                   By: /s/ Robert E. Henderson
---------------------------------                ------------------------------
     Christopher E. Lindsey                            Robert E. Henderson
       Chief Legal Counsel                                 President and
                                                     Chief Executive Officer

                                                                      "COMPANY"

                                                 /s/ William Hunt Hodge
                                                 ------------------------------
                                                       William Hunt Hodge

                                                                     "EMPLOYEE"


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